										EXHIBIT 99
Hamilton Beach Brands Holding Company - Consolidated
(in thousands, except percentage data)

	Revenues (2)
	Q1	Q2	Q3	Q4	FY
2016	143,134	154,918	188,390	258,915	745,357
2017	140,282	152,976	181,713	265,778	740,749

	Operating (loss) profit (2)
	Q1	Q2	Q3	Q4	FY
2016	(2,889)	1,684	13,478	31,101	43,374
2017	(2,438)	2,164	7,430	30,979	38,135

	Interest expense (2)
	Q1	Q2	Q3	Q4	FY
2016	454	375	286	259	1,374
2017	415	462	423	531	1,831

	Other (income) expense (2)
	Q1	Q2	Q3	Q4	FY
2016	62	(231)	457	549	837
2017	(682)	(297)	40	1,166	227

	Income (loss) before income tax provision (2)						Effective income tax rate (2)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	(3,405)	1,540	12,735	30,293	41,163	2016	36.9%	37.4%	31.4%	38.5%	36.4%
2017	(2,171)	1,999	6,967	29,282	36,077	2017	37.4%	38.0%	38.9%	53.0%	50.4%

	Net income (loss) (2)
	Q1	Q2	Q3	Q4	FY
2016	(2,148)	964	8,731	18,632	26,179
2017	(1,358)	1,239	4,259	13,765	17,905

	Depreciation and amortization expense (2)
	Q1	Q2	Q3	Q4	FY
2016	1,154	1,405	1,494	2,173	6,226
2017	1,308	1,174	1,227	1,902	5,611

	Capital expenditures (2)
	Q1	Q2	Q3	Q4	FY
2016	1,838	1,217	1,337	1,610	6,002
2017	1,225	1,174	1,967	3,008	7,374

	Net cash provided by (used for) operating activities (2)
	Q1	Q2	Q3	Q4	FY
2016	3,731	15,103	15,673	28,056	62,563
2017	(22,161)	5,900	8,561	41,140	33,440

	Net cash used for investing activities (2)
	Q1	Q2	Q3	Q4	FY
2016	(1,791)	(1,198)	(1,337)	(1,599)	(5,925)
2017	(1,220)	(1,158)	(1,967)	(3,008)	(7,353)

Hamilton Beach Brands Holding Company - Consolidated
(in thousands, except percentage data)

	Cash flow before financing activities (1) (2)
	Q1	Q2	Q3	Q4	FY
2016	1,940	13,905	14,336	26,457	56,638
2017	(23,381)	4,742	6,594	38,132	26,087

	Net cash provided by (used for) financing activities (2)
	Q1	Q2	Q3	Q4	FY
2016	(16,595)	(11,656)	(13,221)	(20,365)	(61,837)
2017	17,263	(4,701)	(8,815)	(30,349)	(26,602)

	Cash dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2016	10,000	—	—	32,000	42,000
2017	3,000	—	35,000	—	38,000

	Total debt (2)
	Q1	Q2	Q3	Q4	FY
2016	51,770	40,314	27,079	38,714	38,714
2017	58,978	54,276	80,462	51,346	51,346

	Equity (2)
	Q1	Q2	Q3	Q4	FY
2016	70,153	69,766	78,375	65,268	65,268
2017	61,534	62,961	32,299	46,408	46,408

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)	On September 29, 2017, NACCO Industries, Inc. (“NACCO”, ticker symbol NC) spun-off Hamilton Beach Brands Holding Company ("the Company” or “HBBHC”).

Hamilton Beach Brands, Inc.
(in thousands, except percentage data)

	Revenues						Revenues % Change Year Over Year
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	115,740	127,054	157,264	205,112	605,170	2016	(6.1)%	(1.9)%	(3.7)%	0.1%	(2.5)%
2017	114,154	127,574	153,592	219,751	615,071	2017	(1.4)%	0.4%	(2.3)%	7.1%	1.6%

	Gross profit $						Gross profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	21,158	25,620	35,029	46,607	128,414	2016	18.3%	20.2%	22.3%	22.7%	21.2%
2017	22,615	27,128	35,023	50,938	135,704	2017	19.8%	21.3%	22.8%	23.2%	22.1%

	Operating expenses						Operating expenses as a % of Revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	21,091	20,924	20,630	22,736	85,381	2016	18.2%	16.5%	13.1%	11.1%	14.1%
2017	21,833	21,964	26,022	24,398	94,217	2017	19.1%	17.2%	16.9%	11.1%	15.3%

	Operating profit $						Operating profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	67	4,696	14,399	23,871	43,033	2016	0.1%	3.7%	9.2%	11.6%	7.1%
2017	782	5,164	9,001	26,540	41,487	2017	0.7%	4.0%	5.9%	12.1%	6.7%

	Interest expense
	Q1	Q2	Q3	Q4	FY
2016	426	323	231	185	1,165
2017	380	382	343	472	1,577

	Other (income) expense
	Q1	Q2	Q3	Q4	FY
2016	43	(247)	442	532	770
2017	(700)	(310)	26	1,150	166

	Income (loss) before income tax provision						Effective income tax rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	(402)	4,620	13,726	23,154	41,098	2016	35.1%	36.5%	30.7%	37.9%	35.4%
2017	1,102	5,092	8,632	24,918	39,744	2017	37.5%	37.3%	39.2%	51.9%	46.9%

	Net income (loss)
	Q1	Q2	Q3	Q4	FY
2016	(261)	2,934	9,511	14,373	26,557
2017	689	3,195	5,245	11,988	21,117

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2016	799	1,051	1,183	1,648	4,681
2017	1,026	900	960	1,186	4,072

	Net working capital (1)
	Q1	Q2	Q3	Q4	FY
2016	86,872	78,058	84,622	95,088	95,088
2017	90,132	87,789	101,323	96,359	96,359

Hamilton Beach Brands, Inc.
(in thousands, except percentage data)

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2016	1,280	1,010	998	1,526	4,814
2017	972	967	1,738	2,521	6,198

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2016	13,013	17,055	14,468	14,195	58,731
2017	(11,476)	7,522	7,546	25,195	28,787

	Net cash used for investing activities
	Q1	Q2	Q3	Q4	FY
2016	(1,280)	(995)	(998)	(1,515)	(4,788)
2017	(967)	(951)	(1,738)	(2,521)	(6,177)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2016	11,733	16,060	13,470	12,680	53,943
2017	(12,443)	6,571	5,808	22,674	22,610

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2016	(10,595)	(13,814)	(12,313)	(15,115)	(51,837)
2017	14,863	(6,501)	(8,215)	(23,679)	(23,532)

	Cash dividends to Hamilton Beach Brands Holding Company
	Q1	Q2	Q3	Q4	FY
2016	—	—	—	32,000	32,000
2017	—	—	35,000	—	35,000

	Total debt
	Q1	Q2	Q3	Q4	FY
2016	47,770	34,156	21,829	38,714	38,714
2017	53,578	47,076	73,862	51,346	51,346

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	50,592	52,176	61,567	44,058	44,058	2016	36.5%	38.6%	42.9%	51.1%	51.1%
2017	45,511	48,895	19,077	31,409	31,409	2017	54.2%	55.1%	53.6%	55.9%	55.9%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Kitchen Collection, LLC
(in thousands, except percentage data and number of stores)

	Number of stores						Average sales per store
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	222	220	221	223	223	2016	128	130	149	244	647
2017	208	209	209	210	210	2017	128	124	137	225	612

	Revenues
	Q1	Q2	Q3	Q4	FY
2016	28,383	28,634	32,895	54,439	144,351
2017	26,665	25,868	28,644	47,343	128,520

	Gross profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	12,944	12,673	15,032	24,742	65,391	2016	45.6%	44.3%	45.7%	45.4%	45.3%
2017	11,903	11,695	13,093	21,359	58,050	2017	44.6%	45.2%	45.7%	45.1%	45.2%

	Operating expenses						Operating Expenses as a % of Revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	15,834	15,684	15,953	17,544	65,015	2016	55.8%	54.8%	48.5%	32.2%	45.0%
2017	15,182	14,703	14,674	16,909	61,468	2017	56.9%	56.8%	51.2%	35.7%	47.8%

	Operating profit (loss) $						Operating profit (loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	(2,890)	(3,011)	(921)	7,198	376	2016	(10.2)%	(10.5)%	(2.8)%	13.2%	0.3%
2017	(3,279)	(3,008)	(1,581)	4,450	(3,418)	2017	(12.3)%	(11.6)%	(5.5)%	9.4%	(2.7)%

	Interest expense
	Q1	Q2	Q3	Q4	FY
2016	28	52	54	75	209
2017	35	79	80	60	254

	Other expense
	Q1	Q2	Q3	Q4	FY
2016	19	16	16	16	67
2017	18	14	14	15	61

	Income (loss) before income tax provision						Effective income tax rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	(2,937)	(3,079)	(991)	7,107	100	2016	36.4%	36.5%	27.6%	41.1%	n.m.
2017	(3,332)	(3,101)	(1,675)	4,375	(3,733)	2017	35.7%	36.5%	31.0%	54.4%	12.3%

	Net income (loss)
	Q1	Q2	Q3	Q4	FY
2016	(1,868)	(1,954)	(717)	4,184	(355)
2017	(2,143)	(1,970)	(1,155)	1,996	(3,272)

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2016	355	354	311	525	1,545
2017	282	274	267	716	1,539

Kitchen Collection, LLC
(in thousands, except percentage data and number of stores)

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2016	20,496	20,397	20,347	16,413	16,413
2017	21,863	19,183	18,085	9,453	9,453

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2016	558	207	339	84	1,188
2017	253	207	229	487	1,176

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2016	(9,282)	(1,952)	1,206	13,861	3,833
2017	(10,685)	(1,622)	1,017	15,945	4,655

	Net cash used for investing activities
	Q1	Q2	Q3	Q4	FY
2016	(511)	(203)	(339)	(84)	(1,137)
2017	(253)	(207)	(229)	(487)	(1,176)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2016	(9,793)	(2,155)	867	13,777	2,696
2017	(10,938)	(1,829)	788	15,458	3,479

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2016	(6,000)	2,158	(908)	(5,250)	(10,000)
2017	2,400	1,800	(600)	(6,670)	(3,070)

	Cash dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2016	10,000	—	—	—	10,000
2017	3,000	—	—	—	3,000

	Total debt
	Q1	Q2	Q3	Q4	FY
2016	4,000	6,158	5,250	—	—
2017	5,400	7,200	6,600	—	—

	Equity
	Q1	Q2	Q3	Q4	FY
2016	19,882	17,928	17,210	21,394	21,394
2017	16,252	14,282	13,126	15,121	15,121

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.